UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2010

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 16, 2010, executives of Sunoco, Inc. (the “Company”) presented to certain financial analysts and investors the information described in the slides attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated by reference in this report. A webcast of the Company’s presentation of these slides will be available on the Company’s website at www.sunocoinc.com beginning at 8:30 a.m. Eastern Time on Wednesday, June 16, 2010.

The information in Item 7.01 of this report, including Exhibit 99.1, is being furnished, and not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 8.01	Other Events.

On June 16, 2010, the Company issued a press release announcing that its Board of Directors authorized a plan to separate SunCoke Energy from the remainder of the Company as part of a strategy designed to unlock shareholder value and create two well-positioned businesses:

•	a leading, high-quality metallurgical coke manufacturer with operations in the U.S. and abroad, and

•	a streamlined fuels business focused on Refining, Supply, Logistics and Retail Marketing that is better positioned to become the premier provider of transportation fuels in its markets.

The Company plans to effect the separation in the first half of 2011, subject to market, regulatory and other conditions, and is currently reviewing a variety of potential separation transactions, including a tax-free spin-off of SunCoke Energy to the Company’s shareholders.

The Company also announced that it expects its refining segment to be profitable in the quarter ending June 30, 2010 which would be its first profitable quarter since the first quarter of 2009.

Attached to this Current Report on Form 8-K as Exhibit 99.2 is a copy of the Company’s press release, which is incorporated by reference in this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1 – Slide presentation given by executives of Sunoco, Inc. on June 16, 2010.

99.2 – Sunoco, Inc. Press Release, dated June 16, 2010.

Safe Harbor Statement:

Statements contained in this report, or the exhibits to this report, that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission. The Company assumes no obligation to update these forward-looking statements in order to reflect events or circumstances that may arise after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC.
(Registrant)

Date: June 16, 2010

/s/ Joseph P. Krott
Joseph P. Krott
Comptroller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Slide presentation given by executives of Sunoco, Inc. on June 16, 2010.

99.2	Sunoco, Inc. Press Release, dated June 16, 2010.